GENERATING COMPETITIVE RETURNS WHILE BUILDING COMMUNITIES

HIT AT A GLANCE

- $4.8 billion investment grade fixed-income mutual fund
- Specializes in the highest credit quality multifamily mortgage backed securities.
- 30 year history of generating competitive returns for pension funds and labor organizations while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.
- 100% union labor requirement for all on-site construction.

TOTAL RETURNS

As of September 30, 2014


Percent
0
1
2
3
4
5
6
4.65
4.31
4.10
4.87
4.41
3.96
2.97
2.53
2.43
4.45
4.00
4.12
5.05
4.62
4.62
Year-to-Date
1 Year
3 Year
5 Year
10 Year
AFL-CIO Housing Investment Trust Gross
AFL-CIO Housing Investment Trust Net
Barclays Capital Aggregate Bond Index

COMPETITIVE RETURNS WITH HIGHER INCOME AND LOWER RISK

- The HIT has continued to offer investors value in 2014, outperforming the benchmark on a gross basis by 55 basis points with a return of 4.65% and on a net basis by 21 basis points with a return of 4.31% through September 30. (For more on performance see reverse.)
- The HIT's higher yield and lower risk profile should be attractive to fixed-income investors.

The HIT has committed to invest $153 million this year through September 30 in new multifamily securities and has a pipeline of projects for the remainder of 2014 and 2015.

OBJECTIVE & STRATEGY

- Construct and manage a portfolio with similar credit quality, higher yield, and similar interest rate risk relative to the Barclays Capital Aggregate Index benchmark.
- High credit quality multifamily mortgage securities can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.



RISK COMPARISON

As of September 30, 2014

	HIT	Barclays
Superior Credit Profile		
AAA & U.S. Government/Agency	93.2%	71.7%
A & Below	1.9%	23.5%
Superior Yield		
Current Yield: *44 basis point advantage*	3.57%	3.13%
Yield to Worst: *57 basis point advantage*	2.84%	2.27%
Similar Interest Rate Risk		
Effective Duration	5.00	5.36
Convexity	0.06	0.03
Similar Call Risk		
Call Protected	72%	71%
Not Call Protected	28%	29%

Source: HIT and Barclays Capital Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

continued

BENEFITS OF THE HIT

- Core fixed-income option with a strong performance record.
- Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.
- Ongoing yield advantage positively contributes to its relative performance. (See next page for more on performance).
- High credit quality multifamily securities can make it a lower risk investment than many other fixed-income vehicles and an anchor for riskier investments in a diversified portfolio.
- Over 60% of the portfolio invested in multifamily securities.
- Directly sources multifamily construction-related investments that have higher yields than investments of similar duration and credit quality.

CONSTRUCTION JOBS INITIATIVE

The HIT established its Construction Jobs Initiative in 2009 as a response to the unemployment crisis. To date, the HIT and its subsidiary, Building America CDE, have:

- Committed $1.7 billion to job-generating investments.
- Generated over 20,300 union construction jobs
- Financed 68 projects in 31 cities, representing $3.8 billion of development.
- Created $6.8 billion in economic benefit and nearly 43,000 total jobs for local communities.

The Construction Jobs Initiative is on track to reach a goal of 25,000 union construction jobs by the end of 2015.

ECONOMIC IMPACT OF INVESTMENTS[1]

- $24.4 billion in total economic benefits
- $9.6 billion in personal income including benefits, with $4.8 billion for construction workers
- $8.5 billion invested
- 73,700 on-site union construction jobs & 156,600 total jobs generated
- 97,900 housing and healthcare units nationwide, with 65% affordable
- $3.1 billion in tax revenues ($980 million state/local & $2.1 billion federal)

CYCLE OF SUSTAINABLE INVESTMENT



Union pension funds invest in HIT
HIT finances projects through guaranteed securities
THE HIT INVESTMENT CYCLE
1
2
3
4
5
Construction securities help provide competitive returns
Construction projects generate good union jobs
Union workers contribute to pension funds

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. Periods over one year are annualized.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT's website at www.aflcio-hit.com.

[1] Includes HIT's subsidiary Building America CDE's projects, in 2014 dollars.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Ave., NW, Suite 200
Washington, DC 20037
Phone: 202-331-8055
www.aflcio-hit.com